AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
                      MELLON CAPITAL MANAGEMENT CORPORATION

--------------------------------------------------------------------------------

      This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and MELLON CAPITAL MANAGEMENT CORPORATION, a Delaware corporation and registered investment adviser ("Sub-Adviser").

      WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of November 8, 2001, Amended and Restated effective as of the 18th day of February 2004, and further Amended and Restated effective as of the 1st day of December, 2012 ("Agreement"), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios ("Funds") of JNL Series Trust.

      WHEREAS, the parties wish to amend the Agreement to add the following new fund: the JNL/Mellon Capital Utilities Sector Fund, to add the JNL/Mellon Capital Utilities Sector Fund's fee schedule, and to amend certain Fund names from the "Current Fund Name" to the "New Fund Name," as set forth below, effective April 29, 2013:

-----------------------------------------------------------------------------------------------------------------
CURRENT FUND NAME                                              NEW FUND NAME
JNL/Mellon Capital Management Bond Index Fund                  JNL/Mellon Capital Bond Index Fund
-----------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Dow Jones                        JNL/Mellon Capital Dow Jones
U.S. Contrarian Opportunities Index Fund                       U.S. Contrarian Opportunities Index Fund
-----------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Emerging                         JNL/Mellon Capital Emerging
Markets Index Fund                                             Markets Index Fund
-----------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management European 30 Fund                 JNL/Mellon Capital European 30 Fund
-----------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Global Alpha Fund                JNL/Mellon Capital Global Alpha Fund
-----------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Index 5 Fund                     JNL/Mellon Capital Index 5 Fund
-----------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management International Index Fund         JNL/Mellon Capital International Index Fund
-----------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Pacific Rim 30 Fund              JNL/Mellon Capital Pacific Rim 30 Fund
-----------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management 10 x 10 Fund                     JNL/Mellon Capital 10 x 10 Fund
-----------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management S&P 500 Index Fund               JNL/Mellon Capital S&P 500 Index Fund
-----------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management S&P 400                          JNL/Mellon Capital S&P 400 MidCap Index Fund
MidCap Index Fund
-----------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Small Cap Index Fund             JNL/Mellon Capital Small Cap Index Fund
-----------------------------------------------------------------------------------------------------------------

      NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

      1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 29, 2013, attached hereto.

      2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 29, 2013, attached hereto.

      IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of December 14, 2012, effective as of April 29, 2013.

JACKSON NATIONAL ASSET MANAGEMENT, LLC    MELLON CAPITAL MANAGEMENT CORPORATION

By:     /s/ Mark D. Nerud                 By:    /s/ Janet Lee
    ----------------------------------        -------------------------------
Name:   Mark D. Nerud                     Name:  Janet Lee
      --------------------------------          -----------------------------
Title:  President and CEO                 Title: Director
       -------------------------------           ----------------------------

--------------------------------------------------------------------------------
                                   PAGE 2 OF 2

                                   SCHEDULE A
                                 APRIL 29, 2013

--------------------------------------------------------------------------------
                                      FUNDS
--------------------------------------------------------------------------------
                       JNL/Mellon Capital Bond Index Fund
--------------------------------------------------------------------------------
                          JNL/Mellon Capital Dow Jones
                    U.S. Contrarian Opportunities Index Fund
--------------------------------------------------------------------------------
                 JNL/Mellon Capital Emerging Markets Index Fund
--------------------------------------------------------------------------------
                       JNL/Mellon Capital European 30 Fund
--------------------------------------------------------------------------------
                      JNL/Mellon Capital Global Alpha Fund
--------------------------------------------------------------------------------
                   JNL/Mellon Capital International Index Fund
--------------------------------------------------------------------------------
                     JNL/Mellon Capital Pacific Rim 30 Fund
--------------------------------------------------------------------------------
                      JNL/Mellon Capital S&P 500 Index Fund
--------------------------------------------------------------------------------
                  JNL/Mellon Capital S&P 400 MidCap Index Fund
--------------------------------------------------------------------------------
                     JNL/Mellon Capital Small Cap Index Fund
--------------------------------------------------------------------------------
                    JNL/Mellon Capital Utilities Sector Fund
--------------------------------------------------------------------------------
                       JNL/S&P Competitive Advantage Fund
--------------------------------------------------------------------------------
                      JNL/S&P Dividend Income & Growth Fund
--------------------------------------------------------------------------------
                          JNL/S&P Intrinsic Value Fund
--------------------------------------------------------------------------------
                            JNL/S&P Total Yield Fund
--------------------------------------------------------------------------------
                      JNL/T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       A-1

                                   SCHEDULE B
                                 APRIL 29, 2013
                                 (Compensation)

--------------------------------------------------------------------------------
                       JNL/MELLON CAPITAL BOND INDEX FUND
--------------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $750 million                                                     0.03%
Over $750 million                                                     0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          JNL/MELLON CAPITAL DOW JONES
                    U.S. CONTRARIAN OPPORTUNITIES INDEX FUND
--------------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                     0.09%
--------------------------------------------------------------------------------
Next $50 million                                                      0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                  0.03%
--------------------------------------------------------------------------------
Over $750 million                                                    0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND
--------------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
$0 to $50 million                                                     0.09%
--------------------------------------------------------------------------------
$50 to $100 million                                                   0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                  0.03%
--------------------------------------------------------------------------------
Over $750 million                                                    0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    JNL/MELLON CAPITAL EUROPEAN 30 FUND
--------------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
$0 to $50 million                                                     0.09%
--------------------------------------------------------------------------------
$50 to $100 million                                                   0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                  0.03%
--------------------------------------------------------------------------------
Over $750 million                                                    0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       B-1

--------------------------------------------------------------------------------
                   JNL/MELLON CAPITAL GLOBAL ALPHA FUND
--------------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
$0 to $200 million                                                    0.60%
--------------------------------------------------------------------------------
$200 to $400 million                                                  0.55%
--------------------------------------------------------------------------------
$400 to $600 million                                                  0.50%
--------------------------------------------------------------------------------
$600 to $800 million                                                  0.45%
--------------------------------------------------------------------------------
$800 to $900 million                                                  0.40%
--------------------------------------------------------------------------------
Over $900 million                                                     0.35%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND
--------------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $750 million                                                    0.03%
--------------------------------------------------------------------------------
Over $750 million                                                    0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  JNL/MELLON CAPITAL PACIFIC RIM 30 FUND
--------------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
$0 to $50 million                                                     0.09%
--------------------------------------------------------------------------------
$50 to $100 million                                                   0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                  0.03%
--------------------------------------------------------------------------------
Over $750 million                                                    0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      JNL/MELLON CAPITAL S&P 500 INDEX FUND
--------------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $750 million                                                    0.03%
--------------------------------------------------------------------------------
Over $750 million                                                    0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                JNL/MELLON CAPITAL S&P 400 MIDCAP INDEX FUND
--------------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $750 million                                                    0.03%
--------------------------------------------------------------------------------
Over $750 million                                                    0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       B-2

--------------------------------------------------------------------------------
                  JNL/MELLON CAPITAL SMALL CAP INDEX FUND
--------------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $750 million                                                    0.03%
--------------------------------------------------------------------------------
Over $750 million                                                    0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    JNL/MELLON CAPITAL UTILITIES SECTOR FUND
--------------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
$0 to $50 million                                                     0.09%
--------------------------------------------------------------------------------
$50 to $100 million                                                   0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                  0.03%
--------------------------------------------------------------------------------
Over $750 million                                                    0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    JNL/S&P COMPETITIVE ADVANTAGE FUND
--------------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
$0 to $100 million                                                    0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                  0.03%
--------------------------------------------------------------------------------
Over $750 million                                                    0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   JNL/S&P DIVIDEND INCOME & GROWTH FUND
--------------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
$0 to $100 million                                                    0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                  0.03%
--------------------------------------------------------------------------------
Over $750 million                                                    0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       JNL/S&P INTRINSIC VALUE FUND
--------------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
$0 to $100 million                                                    0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                  0.03%
--------------------------------------------------------------------------------
Over $750 million                                                    0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       B-3

                         JNL/S&P TOTAL YIELD FUND
--------------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
$0 to $100 million                                                    0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                  0.03%
--------------------------------------------------------------------------------
Over $750 million                                                    0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     JNL/T. ROWE PRICE MID-CAP GROWTH FUND*
--------------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                           ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                     0.09%
--------------------------------------------------------------------------------
Next $50 million                                                      0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                  0.03%
--------------------------------------------------------------------------------
Over $750 million                                                    0.015%
--------------------------------------------------------------------------------

*Fees will be paid based on assets invested in the mid-cap growth index strategy portion of the JNL/T. Rowe Price Mid-Cap Growth Fund managed by Mellon Capital Management Corporation.

--------------------------------------------------------------------------------
                                       B-4